                      EXHIBIT A:  JOINT FILING AGREEMENT
                      ----------------------------------

          In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.001 per share, of Sequana Therapeutics, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

          [Remainder of this page has been left intentionally blank.]

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 5th day of December, 1997.

                    CARLYLE-SEQUANA INVESTORS II, L.P.

                         By:  TC Group, L.L.C., its General Partner

                              By:   TCG Holdings, L.L.C., its Managing Member


                                    By:         /s/ Richard G. Darman
                                         ---------------------------------------
                                         Name:  Richard G. Darman
                                         Title:  Managing Director


                    CARLYLE-SEQUANA INVESTORS L.L.C.

                         By: TC Group Investment Holdings, L.L.C., its Managing Member

                              By:   TCG Holdings, L.L.C., its Managing Member


                                    By:         /s/ Richard G. Darman
                                         ---------------------------------------
                                         Name:  Richard G. Darman
                                         Title:  Managing Director


                    TC GROUP, L.L.C.

                         By:  TCG Holdings, L.L.C., its Managing Member


                              By:          /s/ Richard G. Darman
                                    --------------------------------------------
                                    Name:  Richard G. Darman
                                    Title:  Managing Director


                    TCG HOLDINGS, L.L.C.


                         By:          /s/ Richard G. Darman
                              --------------------------------------------------
                              Name:   Richard G. Darman
                              Title:  Managing Director

                                       2